Exhibit 99.1

PRESS RELEASE

Gogoro and POEMA GLOBAL announce Additional PIPE Investment from Hero MotoCorp and Engine No. 1

With Hero Motocorp, Engine No. 1 and another investor, the oversubscribed Gogoro Poema Global PIPE increases to $285 million.

The existing PIPE includes Hon Hai (Foxconn) Technology Group, GoTo Group, Generation Investment Management, Temasek, Gogoro’s founding investor, Dr. Samuel Yin of Ruentex Group and other vehicle makers and institutional investors.

Taipei, Taiwan, January 18, 2022 – Gogoro® Inc. (“Gogoro” or the “Company”), a global technology leader in battery swapping ecosystems that enable sustainable mobility solutions for cities, and Poema Global Holdings Corp. (Nasdaq: PPGH; “Poema Global”), a publicly traded special purpose acquisition company, today announced its strategic partner, Hero MotoCorp, Engine No. 1 and another investor will be making a PIPE investment, raising the oversubscribed PIPE from $257 million to $285 million.

“We are proud to be adding PIPE investors Hero MotoCorp, a global leader in two-wheel vehicles and Engine No. 1, a strategic investment group focused on creating long-term value by harnessing the power of capitalism to drive greater ESG thinking,” said Horace Luke, founder, chairman, and chief executive officer of Gogoro. “Gogoro is transforming urban mobility in the world’s most densely populated cities by changing how people use and share portable energy and we are well positioned to transform the urban mobility landscape and capitalize on the electric transition of more than a half billion two-wheel vehicles in Asia.”

The existing PIPE is funded by a variety of investors including strategic partners Hon Hai (Foxconn) Technology Group and GoTo Group, the largest technology group in Indonesia, Gogoro vehicle partners, and new and existing financial investors including Generation Investment Management, Temasek as well as Gogoro’s founding investor, Dr. Samuel Yin of Ruentex Group.

“Our investment in Gogoro’s PIPE is in keeping with our vision – ‘Be the Future of Mobility’. We are already partnering with Gogoro to bring modern electric vehicles and its battery swapping network to India and other global markets,” said Dr. Pawan Munjal, Chairman & Chief Executive Officer, Hero MotoCorp. “At Hero MotoCorp, we remain fully committed to sustainability and playing a key role in bringing clean mobility across the world.”

“Gogoro’s innovative products provide solutions that are critical to helping countries decarbonize their transportation sectors. Our investment will further Gogoro’s mission to revolutionize the way that we use and share energy,” said Edward Sun, Portfolio Manager at Engine No. 1. “We look forward to working closely alongside the Gogoro team as they continue to expand globally.”

“Gogoro is excited to add Hero MotoCorp and Engine No. 1 to its PIPE. This additional funding, in addition to our recent F-4 filing, keeps us on track for closing in Q1. Additionally, beating our 2021 revenue target means we are executing to our plans and expectations,” said Bruce Aitken, chief financial officer, Gogoro Inc. “We have three investor groups in our PIPE. Existing investors who wanted to continue to support our vision, new strategic investors who can help us scale and new institutional investors. Adding Hero MotoCorp and Engine No. 1 continues to validate our strategy and plans. Hero MotoCorp is a key OEM and expansion partner and Engine No. 1 will provide strategic guidance on how environmental impact can drive economic value.”

Gogoro’s battery swapping ecosystem is an established leading solution for electric refueling of lightweight urban vehicles. In less than five years, the Company has accumulated over $1 billion in revenue and 450,000+ battery swap subscribers.

The combined company will focus on accelerating the global expansion of Gogoro’s unique and proven subscription-based battery swapping service along with its electric vehicle and component sales business. Upon the transaction closing, the combined company will be named Gogoro Inc. and will be listed on the Nasdaq under the ticker symbol “GGR” and “GGRW.”

About Hero Motocorp

The New Delhi (India) headquartered Hero MotoCorp Ltd. is the world’s largest manufacturer of motorcycles and scooters, in terms of unit volumes sold by a single company in a year — the coveted position it has held for the past 20 consecutive years. The Company has sold over 100 million motorcycles and scooters in cumulative sales since inception. Hero MotoCorp currently sells its products in more than 40 countries across Asia, Africa, Middle East, and South and Central America. Hero MotoCorp has eight state-of-the-art manufacturing facilities, including six in India, and one each in Colombia and Bangladesh. Hero MotoCorp has two world-class, state-of-the-art R&D facilities — the Centre of Innovation and Technology (CIT) in the northern Indian state of Rajasthan, and Hero Tech Centre Germany GmBH. Hero MotoCorp is one of the largest corporate promoters of multiple disciplines of sports, including, Golf, Football, Field Hockey, Cricket and Motorsports. Fifteen-time major winner Tiger Woods is Hero’s Global Corporate Partner. For more information, please visit: www.heromotocorp.com  | FB: HeroMotoCorpIndia | Twitter: HeroMotoCorp | IG: HeroMotoCorp

ABOUT ENGINE NO. 1

Engine No. 1 is an investment firm purpose-built to create long-term value by driving positive impact through active ownership. The firm also will invest in public and private companies through multiple strategies. For more information, please visit: www.Engine1.com.

ABOUT POEMA GLOBAL HOLDINGS CORP.

Poema Global Holdings Corp. is a special purpose acquisition company affiliated with Princeville Capital formed for the purpose of entering into a combination with one or more businesses. Poema Global's sponsor team brings together over 100 years of combined experience to equip and enable a differentiated global technology leader to successfully list and to create long-term value for shareholders in public markets. Led by Co-Chairmen Emmanuel DeSousa and Joaquin Rodriguez Torres, Chief Executive Officer Homer Sun and President Marc Chan, Poema Global seeks to complete business combinations with companies that have validated technologies and attractive unit economics, with a particular focus on Asia and Europe. For more information, visit https://www.poema-global.com/.

ABOUT GOGORO

Founded in 2011 to rethink urban energy and inspire the world to move through cities in smarter and more sustainable ways, Gogoro leverages the power of innovation to change the way urban energy is distributed and consumed. Gogoro’s battery swapping and vehicle platforms offer a smart, proven and sustainable long-term ecosystem for delivering a new approach to urban mobility. Gogoro has quickly become an innovation leader in vehicle design and electric propulsion, smart battery design, battery swapping, and advanced cloud services that utilize artificial intelligence to manage battery availability and safety. The challenge is massive, but the opportunity to disrupt the status quo, establish new standards, and achieve new levels of sustainable transportation growth in densely populated cities is even greater. For more information, visit www.gogoro.com/news and follow Gogoro on Twitter: @wearegogoro.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Poema Global Holdings Corp. (“Poema Global”) and Gogoro Inc. (“Gogoro”). In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including financial projections, projections of market opportunity and market share , the ability of Gogoro’s business model to be successful in the future, future products, the capability of Gogoro’s technology, Gogoro’s business plans including its plans to expand globally, any benefits of Gogoro’s partnerships, and expectations related to the terms and the timing of the proposed transaction between Gogoro and Poema Global, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Poema Global and Gogoro believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Poema Global and Gogoro caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed transaction, initially filed by Gogoro with the SEC on November 18, 2021, as amended, and other documents filed, or to be filed, by Gogoro or Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Poema Global nor Gogoro can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, that Gogoro is in the process of completing its audited financial statements for 2021, the ability to complete the business combination due to the failure to obtain approval from Poema Global’s shareholders or satisfy other closing conditions in the merger agreement, the occurrence of any event that could give rise to the termination of the merger agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Poema Global’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” in the registration statement on Form F-4, as amended, and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of Poema Global and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Poema Global nor Gogoro presently know or that Poema Global and Gogoro currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global, Gogoro, their respective directors, officers or employees or any other person that Poema Global and Gogoro will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Poema Global and Gogoro as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Poema Global and Gogoro may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global or Gogoro as of any date subsequent to the date of this communication.

Important Additional Information Regarding the Transaction and Where to Find It

In connection with the proposed transaction, Gogoro has filed a registration statement on Form F-4 with the SEC, which includes a preliminary prospectus with respect to Gogoro’s securities to be issued in connection with the proposed transaction and a preliminary proxy statement with respect to the shareholder meeting of Poema Global to vote on the proposed transaction. Shareholders of Poema Global and other interested persons are encouraged to read the preliminary proxy statement/prospectus, as amended, and, when available, the definitive proxy statement/prospectus, as well as other documents filed, or to be filed, with the SEC, because these documents contain, or will contain, important information about Poema Global, Gogoro and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of Poema Global as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Poema Global will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105. The preliminary proxy statement/prospectus and, when available, the definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Poema Global and Gogoro and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Poema Global and their ownership is set forth in Poema Global’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings under Section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Poema Global’s shareholders in connection with the potential transaction are set forth in the registration statement containing the preliminary proxy statement/prospectus filed with the SEC, as amended, and when available, will be set forth in the definitive proxy statement/prospectus. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Poema Global or Gogoro, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Gogoro Media Contacts:

Jason Gordon, Gogoro

+1 206-778-7245

jason.gordon@gogoro.com

Tony Ho Loke, Weber Shandwick

+1 917-544-0168

tloke@webershadwick.com

Asia Pacific Media Contact:

Brad Burgess, ICR, LLC.

+1 646-328-0687

gogoroPR@icrinc.com

Gogoro and Poema Global Investor Contact:

Michael Bowen, ICR, LLC.

+1 212-475-0415

gogoroIR@icrinc.com